                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statement on Form S-8 (No.  333-64217)  of WHX  Corporation  of our report dated
July 14, 2005  relating to the financial  statements  of Handy & Harman  Savings
Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

New York, NY
July 14, 2005